Robinhood Financial LLC - Held NMS Stocks and Options Order Routing Public Report Generated on Tue Jan 31 2023 15:29:09 GMT-0500 (Eastern Standard Time) 4th Quarter, 2022 October 2022 S&P 500 Stocks Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 10.63 23.46 10.29 55.62 Venues Venue - Non- directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Robinhood Securities, LLC 100.00 100.00 100.00 100.00 100.00 0.00 0.0000 0.00 0.0000 0.00 0.0000 0.00 0.0000 Material Aspects: Robinhood Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS. October 2022 Non-S&P 500 Stocks Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders

Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 10.26 24.05 9.44 56.25 Venues Venue - Non- directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Robinhood Securities, LLC 100.00 100.00 100.00 100.00 100.00 0.00 0.0000 0.00 0.0000 0.00 0.0000 0.00 0.0000 Material Aspects: Robinhood Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS. October 2022 Options Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 0.01 32.67 46.92 20.39 Venues Venue - Non- directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Robinhood Securities, LLC 100.00 100.00 100.00 100.00 100.00 0.00 0.0000 0.00 0.0000 0.00 0.0000 0.00 0.0000 Material Aspects: Robinhood Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

November 2022 S&P 500 Stocks Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 10.64 23.20 10.54 55.62 Venues Venue - Non- directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Robinhood Securities, LLC 100.00 100.00 100.00 100.00 100.00 0.00 0.0000 0.00 0.0000 0.00 0.0000 0.00 0.0000 Material Aspects: Robinhood Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS. November 2022 Non-S&P 500 Stocks Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 10.13 24.45 9.11 56.31 Venues

Venue - Non- directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Robinhood Securities, LLC 100.00 100.00 100.00 100.00 100.00 0.00 0.0000 0.00 0.0000 0.00 0.0000 0.00 0.0000 Material Aspects: Robinhood Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS. November 2022 Options Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 0.01 32.57 47.12 20.30 Venues Venue - Non- directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Robinhood Securities, LLC 100.00 100.00 100.00 100.00 100.00 0.00 0.0000 0.00 0.0000 0.00 0.0000 0.00 0.0000 Material Aspects: Robinhood Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/. December 2022

S&P 500 Stocks Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 10.07 23.15 10.65 56.13 Venues Venue - Non- directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Robinhood Securities, LLC 100.00 100.00 100.00 100.00 100.00 0.00 0.0000 0.00 0.0000 0.00 0.0000 0.00 0.0000 Material Aspects: Robinhood Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS. December 2022 Non-S&P 500 Stocks Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 11.12 23.94 8.82 56.13 Venues Venue - Non- directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Robinhood Securities, LLC 100.00 100.00 100.00 100.00 100.00 0.00 0.0000 0.00 0.0000 0.00 0.0000 0.00 0.0000

Material Aspects: Robinhood Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS. December 2022 Options Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 0.03 33.76 45.29 20.92 Venues Venue - Non- directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Robinhood Securities, LLC 100.00 100.00 100.00 100.00 100.00 0.00 0.0000 0.00 0.0000 0.00 0.0000 0.00 0.0000 Material Aspects: Robinhood Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.